UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 28, 2025

DENNY’S CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-18051	13-3487402
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

203 East Main Street

Spartanburg, South Carolina 29319-0001

(Address of principal executive offices)

(Zip Code)

(864) 597-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
$.01 Par Value, Common Stock	DENN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On October 28, 2025, Denny’s Corporation (the “Company”) entered into the Second Amendment to the Fourth Amended and Restated Credit Agreement, as amended (the “Amended Credit Agreement”), by and among Denny’s, Inc., as the Borrower, Denny’s Corporation, as Parent, and certain subsidiaries of Parent, as Guarantors, Wells Fargo Bank, National Association, as Administrative Agent on behalf of the Lenders under the Amended Credit Agreement, and the Lenders, which amends the Company’s credit facility, dated August 26, 2021, with Wells Fargo Bank, National Association (as amended to date, the “credit facility”).

Among other items, the Amended Credit Agreement (1) extends the maturity date of the Company’s credit facility to January 29, 2027, (2) removes the accordion feature, which had permitted the Company to increase the size of the credit facility from $400 million to $450 million, and (3) reduces the capacity of the credit facility from $400 million to $325 million. In addition, pursuant to the Amended Credit Agreement, the Company is prohibited from paying dividends and making share repurchases, among other general investment restrictions.

Item 2.03 of the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on August 26, 2021, is incorporated herein by reference pursuant to General Instruction B.3. of Form 8-K.

The foregoing description of the Amended Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the Amended Credit Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference in this Current Report on Form 8-K.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in its entirety into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

See the Exhibit Index below, which is incorporated by reference herein.

EXHIBIT INDEX

Exhibit number	Description

10.1	Second Amendment to Fourth Amended and Restated Credit Agreement, dated as of October 28, 2025, among Denny’s, Inc., as the Borrower, Denny’s Corporation, as Parent, and certain subsidiaries of Parent, as Guarantors, Wells Fargo Bank, National Association, as Administrative Agent on behalf of the Lenders under the Credit Agreement, and the Lenders.

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Denny’s Corporation

Date: November 3, 2025	/s/ Robert P. Verostek
Robert P. Verostek
Executive Vice President and
Chief Financial Officer